EX-10.3

            AMENDMENT dated as of June 12, 2006 (this "AMENDMENT"), by and among MIDNIGHT HOLDINGS GROUP, INC., a Delaware corporation (the "COMPANY"), and AJW OFFSHORE LTD. (the "HOLDER") to the Notes.
            --------------------------------------------------------

            On April 21, 2004, the Company issued a Callable Secured Convertible
Note in the aggregate principal amount of $88,700 to the Holder. On June 11, 2004, the Company issued a Callable Secured Convertible Note in the aggregate principal amount of $88,700 to the Holder. On December 31, 2005, the Company issued a Callable Secured Convertible Note in the aggregate principal amount of $1,180,000 to the Holder. On January 31, 2006, the Company issued a Callable Secured Convertible Note in the aggregate principal amount of $467,200 to the Holder. On March 6, 2006, the Company issued a Callable Secured Convertible Note in the aggregate principal amount of $244,000 to the Holder. On April 4, 2006, the Company issued a Callable Secured Convertible Note in the aggregate principal amount of $244,000 to the Holder. On May 8, 2006, the Company issued a Callable Secured Convertible Note in the aggregate principal amount of $212,100 to the Holder. On June 7, 2006, the Company issued a Callable Secured Convertible Note in the aggregate principal amount of $183,000 to the Holder.

            All   of the Callable Secured  Convertible  Notes referred to in the preceding paragraph shall collectively be referred to herein as the "Notes". The parties desire to amend the Notes to clarify Section 1.3 of the Notes.

                                    AMENDMENT
                                    ---------

            1. Section 1.3 of each of the Notes shall be deleted in its entirety and replaced as follows:

                  "1.3  AUTHORIZED  SHARES.  Subject to the  completion of
      the Charter Amendment Actions (as defined in the Purchase Agreement), the Borrower covenants that during the period the conversion right exists, the Borrower will reserve from its authorized and unissued Common Stock a sufficient number of shares, free from preemptive rights, to provide for the issuance of Common Stock upon the full conversion of this Note and the other Notes issued pursuant to the Purchase Agreement. The Borrower is required at all times to have authorized and reserved two times the number of shares that is actually issuable upon full conversion of the Notes (based on the Conversion Price of the Notes or the Exercise Price of the Warrants in effect from time to time) (the "RESERVED AMOUNT"). The Reserved Amount shall be increased from time to time in accordance with the Borrower's obligations pursuant to Section 4(h) of the Purchase Agreement. The Borrower represents that upon issuance, such shares will be duly and validly issued, fully paid and non-assessable. In addition, if the Borrower shall issue any securities or make any change to its capital structure which would change the number of shares of Common Stock into which the Notes shall be convertible at the then current Conversion Price, the Borrower shall at the same time make proper provision so that thereafter there shall be a sufficient number of shares of Common Stock authorized and reserved, free from preemptive rights, for conversion of the outstanding Notes. The Borrower (i) acknowledges that it has irrevocably instructed its transfer agent to issue certificates for the Common Stock issuable upon conversion of this Note, and (ii) agrees that its issuance of this Note shall constitute full authority to its officers and agents who are charged with the duty of executing stock certificates to execute and issue the necessary certificates for shares of Common Stock in accordance with the terms and conditions of this Note.

                  If, at any time a Holder of this Note submits a Notice of Conversion, and the Borrower does not have sufficient authorized but unissued shares of Common Stock available to effect such conversion in accordance with the provisions of this Article I (a "CONVERSION DEFAULT"), subject to Section 4.8, the Borrower shall issue to the Holder all of the shares of Common Stock which are then available to effect such conversion. The portion of this Note which the Holder included in its Conversion Notice and which exceeds the amount which is then convertible into available shares of Common Stock (the "EXCESS AMOUNT") shall, notwithstanding anything to the contrary contained herein, not be convertible into Common Stock in accordance with the terms hereof until (and at the Holder's option at any time after) the date additional shares of Common Stock are authorized by the Borrower to permit such conversion, at which time the Conversion Price in respect thereof shall be the lesser of (i) the Conversion Price on the Conversion Default Date (as defined below) and (ii) the Conversion Price on the Conversion Date thereafter elected by the Holder in respect thereof. In addition, the Borrower shall pay to the Holder payments ("CONVERSION DEFAULT PAYMENTS") for a Conversion Default in the amount of (x) the SUM OF
      (1) the then outstanding principal amount of this Note PLUS (2) accrued and unpaid interest on the unpaid principal amount of this Note through the Authorization Date (as defined below) PLUS (3) Default Interest, if any, on the amounts referred to in clauses (1) and/or (2), MULTIPLIED BY (y) .24, MULTIPLIED BY (z) (N/365), where N = the number of days from the day the holder submits a Notice of Conversion giving rise to a Conversion Default (the "CONVERSION DEFAULT DATE") to the date (the "AUTHORIZATION DATE") that the Borrower authorizes a sufficient number of shares of Common Stock to effect conversion of the full outstanding principal balance of this Note. The Borrower shall use its best efforts to authorize a sufficient number of shares of Common Stock as soon as practicable following the earlier of (i) such time that the Holder notifies the Borrower or that the Borrower otherwise becomes aware that there are or likely will be insufficient authorized and unissued shares to allow full conversion thereof and (ii) a Conversion Default. The Borrower shall send notice to the Holder of the authorization of additional shares of Common Stock, the Authorization Date and the amount of Holder's accrued Conversion Default Payments. The accrued Conversion Default Payments for each calendar month shall be paid in cash or shall be convertible into Common Stock (at such time as there are sufficient authorized shares of Common Stock) at the applicable Conversion Price, at the Borrower's option, as follows:

                        (a) In the event the Borrower elects to make such payment in cash, cash payment shall be made to Holder by the fifth
      (5th) day of the month  following the month in which it has accrued;
      and

                        (b) In the event the Borrower elects to make such payment in Common Stock, the Holder may convert such payment amount into Common Stock at the Conversion Price (as in effect at the time of conversion) at any time after the fifth day of the month following the month in which it has accrued in accordance with the terms of this Article I (so long as there is then a sufficient number of authorized shares of Common Stock).

                  The Borrower's election shall be made in writing to the Holder at any time prior to 6:00 p.m., New York, New York time, on the third day of the month following the month in which Conversion Default payments have accrued. If no election is made, the Borrower shall be deemed to have elected to remit Common Stock. Nothing herein shall limit the Holder's right to pursue actual damages (to the extent in excess of the Conversion Default Payments) for the Borrower's failure to maintain a sufficient number of authorized shares of Common Stock, and each holder shall have the right to pursue all remedies available at law or in equity (including degree of specific performance and/or injunctive relief)."

            2. Each party agrees to execute such other documents, instruments, agreements and consents, and take such other actions as may be reasonably requested by the other parties hereto to effectuate the purposes of this Amendment.

            3. No modification, amendment or waiver of any provision of, or consent required by, this Amendment, nor any consent to any departure herefrom, shall be effective unless it is in writing and signed by each of the parties hereto. Such modification, amendment, waiver or consent shall be effective only in the specific instance and for the purpose for which given.

            4. This Amendment may be executed in one or more counterparts, each of which shall be deemed an original instrument, but all of which collectively shall constitute one and the same Amendment.

            5. This Amendment shall inure to the benefit of each of the parties hereto and all their respective successors and permitted assigns. Nothing in this Amendment is intended or shall be construed to give to any other person, firm or corporation any legal or equitable right, remedy or claim under or in respect of this Amendment or any provision herein contained.

            6.    THIS  AMENDMENT   SHALL  BE  GOVERNED  BY,  AND  CONSTRUED  IN
ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK (WITHOUT GIVING EFFECT TO ANY CHOICE OR CONFLICT OF LAWS PROVISIONS).

            7. This Amendment supersedes all prior amendments or understandings among the parties relating to this Amendment. Except as set forth above, the provisions of the Notes shall remain in full force and effect as originally stated therein.

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                                      -4-

      IN WITNESS WHEREOF, the parties have executed this Amendment as of the date first above written.


                                        MIDNIGHT HOLDINGS GROUP, INC.


                                        By:   /s/ Nicholas A. Cocco
                                           ------------------------------------
                                              Name:  Nicholas A. Cocco
                                              Title: Chief Executive Officer



                                        AJW OFFSHORE, LTD.
                                        By:  First Street Manager II, LLC


                                        By:   /s/ Corey S. Ribotsky
                                           ------------------------------------
                                              Name:  Corey S. Ribotsky
                                              Title: Manager


                                      -5-